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                                                                    Exhibit 10.1




Goodman & Company, L.L.P.
Certified Public Accountants


Board of Directors
Yorktownuniversity.com, Inc.

We consent to the reference to this firm under the heading "Experts" in the amended registration statement of Yorktownuniversity.com, Inc. on Form SB-1, to be filed with the Securities and Exchange Commission on or about September 11, 2000, and to the inclusion in such registration statement of our report dated June 14, 2000, on our audit of the financial statements of Yorktownuniversity.com, Inc. as of May 31, 2000, and for the period from inception, July 19, 1999, to May 31, 2000.



/s/ Goodman & Company, L.L.P.


One Commercial Place
Norfolk, Virginia
September 8, 2000